UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2021

SIGMA LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SGLB	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock, par value $0.001 per share	SGLBW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On January 8, 2021, Sigma Labs, Inc. (“we,” “our,” “us,” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co. (the “Underwriter”), which provided for the issuance and sale by the Company in an underwritten public offering (the “Offering”) and the purchase by the Underwriter of 1,488,507 shares of the Company’s common stock, $0.001 par value per share. The offering closed on January 12, 2021.

Subject to the terms and conditions contained in the Underwriting Agreement, the shares were sold to the Underwriter at a public offering price of $3.00 per share, less underwriting discounts and commissions. The Company also granted the Underwriters a 30-day option to purchase up to 223,276 additional shares of the Company’s common stock on the same terms and conditions. The Underwriter fully exercised such option to purchase up to 223,276 additional shares of the Company’s common stock, for an aggregate of 1,711,783 shares of Common Stock. Pursuant to the Underwriting Agreement, we have also issued to the Underwriter or its designee warrants to purchase a number of shares equal to 8% of the aggregate number of shares of common stock sold in the Offering, including shares issued upon exercise of the option to purchase additional shares (the “Underwriter Warrants”). The Underwriter Warrants have a term of five years from the commencement of sales in the Offering and an exercise price of $3.75 per share. The net offering proceeds to the Company from the Offering are approximately $3,919,552 (or approximately $4,532,444 taking into account the Underwriter’s exercise of its option to purchase additional shares in full), after deducting underwriting discounts and commissions and other estimated offering expenses. We intend to use the net proceeds from the Offering for our operations, including the development and marketing of our products and services, and working capital and general corporate purposes.

The Offering was made pursuant to the Company’s registration statement on Form S-3 (File No. 333-225377), which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 14, 2018, under the Securities Act of 1933, as amended (the “Securities Act”), and the prospectus dated June 14, 2018, included in such registration statement, as supplemented by the preliminary prospectus supplement, dated January 7, 2021 and a final prospectus supplement dated January 8, 2021, as supplemented by supplement no. 1 dated January 11, 2021.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act and termination and other provisions customary for transactions of this nature. The Company and all of the Company’s officers and directors have also agreed not to sell or transfer any securities of the Company held by them for a period of 90 days from the closing date of the Offering, subject to limited exceptions.

On January 8, 2021, the Company obtained a waiver (“Waiver”) from certain investors (“Investors”) with respect to certain anti-dilution adjustment provisions of a January 2020 warrant and an April 2020 warrant issued to the Investors. As consideration for the Waiver, the Company issued an additional warrant (“Warrant”) to the Investors to purchase an aggregate of 100,000 shares of common stock, each exercisable after six months for a five-year period with an exercise price equal to 115% of the closing price of the Company’s stock on the date of the waiver.

The foregoing summary of the Underwriting Agreement, the Underwriter Warrants, the Warrant and the Waivers are qualified in its entirety by reference to the full text of the Underwriting Agreement, the Underwriter Warrants, the Warrant and the Waivers, copies of which are filed herewith as Exhibits 1.1, 4.1, 4.2 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. A copy of the opinion of TroyGould PC relating to the legality of the issuance and sale of the shares of common stock in the Offering is filed as Exhibit 5.1 hereto and is incorporated herein and into the Registration Statement by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Underwriter Warrants, the Warrant and the Waiver is incorporated herein by reference.

The Underwriter Warrants, the shares of common stock issuable upon the exercise of the Underwriter Warrants, the Warrants and the shares of common stock issuable upon exercise of the Warrants (collectively, the “Securities”) are not being registered under the Securities Act or any state securities laws. The Securities will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder.

Item 8.01	Other Events.

On January 7, 2021, the Company issued a press release announcing the Offering. A copy of this press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On January 8, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is filed as Exhibit 99.2 hereto, and incorporated herein by reference.

On January 12, 2021, the Company issued a press release announcing the closing of the Offering. A copy of this press release is filed as Exhibit 99.3 hereto, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Number	Description

1.1	Underwriting Agreement, dated January 8, 2021, by and among Sigma Labs, Inc. and H.C. Wainwright & Co., LLC, as the representative for the underwriters named therein

4.1	Form of Underwriter Warrant

4.2	Form of Warrant

5.1	Opinion of TroyGould PC

10.1	Form of Waiver

23.1	Consent of TroyGould PC (included in the Opinion of TroyGould PC filed as Exhibit 5.1)

99.1	Press Release issued January 7, 2021

99.2	Press Release issued January 8, 2021

99.3	Press Release issued January 12, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 12, 2021	SIGMA LABS, INC.

		By:	/s/ Mark Ruport
		Name:	Mark Ruport
		Title:	President and Chief Executive Officer